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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2007

                       NT MEDIA CORP. OF CALIFORNIA, INC.
               (Exact name of Registrant as specified in charter)

          Delaware                 000-31012                   94-3357128
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification Number)

                               7800 Oceanus Drive
                          Los Angeles, California 90046
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (323) 445-4833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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                                EXPLANATORY NOTE

         The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 25, 2007 to clarify that the Registrant's former certifying independent accountant resigned from that position as required by Item 304(a)(1)(i) of Regulation S-B. This amendment also expands the time frame of the disclosures in the first two paragraphs of Item 4.01 to include the Registrant's two most recent fiscal years.


ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective October 22, 2007, AJ Robbins, PC ("AJ Robbins") resigned as NT Media Corp. of California, Inc.'s (the "Registrant") certifying independent accountant engaged to audit the Registrant's financial statements. AJ Robbins audited the Registrant's financial statements for the two most recent fiscal years ended December 31, 2006 and it reviewed the Registrant's unaudited financial statements for the fiscal quarters ended March 31, 2007 and June 30, 2007. The report of AJ Robbins on the financial statements of the Registrant for either of the past two fiscal years ended December 31, 2006 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the financial statements being prepared assuming that the Registrant will continue as a going concern.

         During the Registrant's two most recent fiscal years and the subsequent interim period through the date of the resignation of AJ Robbins, there were no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AJ Robbins would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

         AJ Robbins furnished the Registrant with a letter addressed to the SEC (the "SEC letter") stating that it agrees with the statements made above by the Registrant. A copy of the SEC letter has been filed as an exhibit to this Form 8-K/A.

         Effective on October 22, 2007, Goldman & Parks, LLP ("Goldman"), whose address is 6033 West Century Blvd., Suite 810, Los Angeles, California 90045, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements.

         Prior to engaging Goldman, the Registrant had not consulted Goldman regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or a reportable event, nor did the Registrant consult with Goldman regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         The resignation of AJ Robbins as the Registrant's certifying independent accountant and the engagement of Goldman as its new certifying independent accountant were both approved by the Registrant's Board of Directors.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

16.1         Letter from AJ Robbins dated November 5, 2007.



                            [SIGNATURES PAGE FOLLOWS]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NT MEDIA CORP. OF CALIFORNIA, INC.

By:   /s/ Ali Moussavi
      ---------------------------------
      Ali Moussavi
      Chief Executive Officer and
      President
      Dated: November 5, 2007



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